Chairman’s Mid-Year Update	July 16, 2010

Dear Shareholder:

Apple REIT Six, Inc. currently owns 68 Marriott®- and Hilton®-branded hotels, with 7,897 guestrooms. With the clear goal of growing shareholder value over time, we acquired these hotels primarily on an all-cash basis and work closely with experienced third-party management companies to oversee daily operations and maximize revenue. We take great pride in the quality of our real estate, the long-tradition of award-winning hospitality that the Marriott® and Hilton® brands are known for and the overall comfort of our guests. One of the highlights of my position is interacting with our hospitality professionals and learning about the events and inspiring stories that are bringing guests to our hotels every day.

Our hotels accommodate guests in times of need. The oil spill in the Gulf of Mexico and its impact on our environment is at the forefront of our minds. Here at Apple REIT Six, Inc., we are carefully tracking its impact on travel to our hotels and, at this time, because we do not own resort hotels, we anticipate business among our hotels in the region will result in a net positive. Our Panama City, FL Courtyard® by Marriott® and our Pensacola, FL Courtyard by Marriott®, Fairfield Inn® by Marriott® and Hampton Inn & Suites® have reported increases in business directly related to the spill. Long-term effects on hotel operations will depend on the overall impact of the spill and extent of the clean-up. We will keep you abreast of any significant changes in upcoming shareholder reports.

In early May of this year, 13 inches of rain fell in 2 days in Nashville, TN, which caused historic flooding and displacement of residents. Fortunately, our Homewood Suites by Hilton® in Nashville was not affected and has been able to help those who were. The hotel’s sales team contacted the Federal Emergency Management Agency (FEMA) and alerted them the hotel was up and running and ready to accommodate both residents and emergency response personnel. Thanks in part to FEMA’s presence, occupancy at this hotel was up 27 percent year-over-year in May and the hotel anticipates it will end the month of June with an average nightly occupancy rate of 94 percent.

With a primary focus on business travel, our properties are ideally located in growing and dynamic markets that are diversified across 18 states. Special events, sports competitions and seasonal changes bring our hotels ever-changing opportunities for additional revenue growth. For example, every summer, travelers descend upon Saratoga Springs, NY, for the annual horse racing events that culminate with the Travers Stakes, one of the oldest horse racing competitions in the nation. Our Hilton Garden Inn®, conveniently located in vibrant Saratoga Springs, typically experiences high occupancy levels at elevated nightly rates during the weeks of racing. The Saratoga Springs area in general enjoys a job growth rate among the highest in the country, as it is home to New York’s largest private economic development project.

While our hotels have the pleasure of occasionally welcoming high-profile travelers, like former President George H. W. Bush, every single guest, from the business traveler to the vacationing family, is important to us. We receive positive feedback from our guests, through brand-driven surveys and hand-written notes, on a regular basis. Here are just a few of the things our guests are saying about our hotels:

“I only stay at Marriott - as I am a member - but this particular Residence Inn was better than some of the others - friendly people, awesome breakfast, clean, inviting, restful - really enjoyed it.” - Guest of our Residence Inn® by Marriott® in Lakeland, FL

see reverse side for more information

“I would have to say this is probably my best experience with hotels in a number of years. You are to be commended on all your staff at this hotel. They took care of my every need. A job well done!!!!” – Guest of our Hampton Inn & Suites® in Pensacola, FL

“Homewood Suites has been “home” to us all across the country because the suites are nice and comfortable. The front desk service and housekeeping service have always been great! Breakfast and dinner are always fresh and tasty! We found the Homewood Suites in Anchorage, AK to be exceptional. They went above and beyond in lots of ways. We expected the “standard” and got lots of extra care.” – Guest of our Homewood Suites by Hilton® in Anchorage, AK

“I can’t thank you enough for providing our team such great hospitality during our stay last week! We truly felt like we were at the home of friends and family. What a great place, and everyone has such a great attitude. I travel frequently and not all hotels treat their guests like you do. I commend each and every one of you.” – Guest of our Hampton Inn® in Phoenix, AZ

Signs of recovery are evident in the majority of our markets. For example, our hotels in the Ft. Worth and Dallas metropolitan area, the fourth largest metro area in the U.S., have benefitted from increased commercial development in the area and our properties in Anchorage, Alaska are enjoying an active summer travel season. Although some of our markets still face economic challenges and have experienced fewer signs of recovery, we are generally optimistic that the worst is behind us. A complete summary of financial results through June 30, 2010, will be available to you in our second quarter report which is scheduled to be distributed in mid-August.

The hotel industry is an exciting one. We are very proud of the quality of our hotels and the hospitality our management companies provide our guests. If you are traveling through one of our markets, we hope you will choose one of your hotels for your accommodations and enjoy your shareholder discount of 15 percent. For more information about this program, please contact your investment counselor. Through strategic hotel ownership, we are committed to growing the value of your investment over time.

Sincerely,

Glade M. Knight
Chairman and Chief Executive Officer

This letter contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include: the availability and terms of financing; changes in national regional and local economies and business conditions; the effect of environmental and other disasters; competitors within the hotel industry; and the ability of the company to implement its operating strategy and to manage planned growth.

In addition, the timing and amounts of distributions to common shareholders are within the discretion of the company’s board of directors. Although the company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate; therefore, there can be no assurance that such statements included in this quarterly report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the company or any other person that the results or conditions described in such statements or the objectives and plans of the company will be achieved.

“Marriott®,” “Courtyard® by Marriott®,” “SpringHill Suites® by Marriott®,” “Fairfield Inn® by Marriott®,” “TownePlace Suites® by Marriott® “ and “Residence Inn® by Marriott® ” are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to “Marriott” mean Marriott International, Inc. and all of its affiliates and subsidiaries and their respective officers, directors, agents, employees, accountants and attorneys. Marriott is not responsible for the content of this letter, whether relating to the hotel information, operating information, financial information, Marriott’s relationship with Apple REIT Six or otherwise. Marriott was not involved in any way whether as an “issuer” or “underwriter” or otherwise in the Apple REIT Six offering and received no proceeds from the offering. Marriott has not expressed any approval or disapproval regarding this letter, and the grant by Marriott of any franchise or other rights to Apple REIT Six shall not be construed as any expression of approval or disapproval. Marriott has not assumed and shall not have any liability in connection with this letter.

“Hampton Inn®,” “Hampton Inn & Suites®,” “Hilton Garden Inn®,” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton Hotels Corporation or one of its affiliates. All references to “Hilton” mean Hilton Hotels Corporation and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton is not responsible for the content of this letter, whether relating to hotel information, operating information, financial information, Hilton’s relationship with Apple REIT Six, or otherwise. Hilton was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in the Apple REIT Six offering and received no proceeds from the offering. Hilton has not expressed any approval or disapproval regarding this letter, and the grant by Hilton of any franchise or other rights to Apple REIT Six shall not be construed as any expression of approval or disapproval. Hilton has not assumed and shall not have any liability in connection with this letter.